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                                                               EXHIBIT 23.3
                    CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated March 17, 2000, with respect to the financial statements of RockPort Trade Systems, Inc. incorporated by reference in the Registration Statement (Form S-8) of QRS Corporation for the registration of 1,025,000 shares of its common stock.

                                          /s/ Ernst & Young LLP



Boston, Massachusetts
May 30, 2000